Drew Industries Incorporated
(NYSE: DW)






A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

DREW
INDUSTRIES INCORPORATED

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 27A of the Securities Act of 1933 (the "Securities Act").

- Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by such forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2012, and in our subsequent filings with the Securities and Exchange Commission (the "SEC").

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel-based components and aluminum) and other components, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed products for which we sell our components, changes in zoning regulations for manufactured homes, seasonality and cyclicality in the industries to which we sell our products, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the successful integration of acquisitions, realization of efficiency improvements, the successful entry into new markets, interest rates, oil and gasoline prices, and the successful implementation of management succession. In addition, international, national and regional economic conditions and consumer confidence affect the retail sale of products for which we sell our components.

SECTION I

Overview

Drew's Segments – LTM 09/2013

Net Sales - $991 million


MH = $124 million
12%
RV = $867 million
88%



Segment Operating Profit - $72 million


MH = $12 million
17%
RV = $60 million
83%



Drew's Products – Components for RVs and Manufactured Homes

Net Sales of $991 Million for the 12 Months Ended September 30, 2013



RV Furniture and Mattresses: $92 million
RV Chassis, Slide-outs and Other Chassis Parts: $482 million
MH Chassis and Chassis Parts: $40 million
Other Products: $60 million
Axles and Suspension Products: $69 million
RV Segment Windows and Doors: $180 million
MH Segment Windows and Doors: $68 million
9%
4%
6%
7%
18%
7%
49%

Financial Performance


Net Sales and EBITDA (1) (in millions)
Net Sales
RV Segment net sales
MH Segment net sales
EBITDA
EBITDA
$1,200
$1,000
$800
$600
$400
$200
$0
$120
$105
$90
$75
$60
$45
$30
$15
$0
$255
$325
$353
$531
$669
$729
$669
$511
$398
$573
$681
$901
$991
$108
$171
$220
$348
$448
$509
$492
$368
$313
$477
$571
$781
$867
$147
$154
$134
$183
$221
$220
$177
$143
$85
$96
$110
$120
$124
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 9/30/13

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 45).

Management Team

- Jason Lippert, CEO
  - 15+ years with Drew
- Scott Mereness, President
  - 15+ years with Drew
- Joe Giordano, CFO & Treasurer
  - 10+ years with Drew

SECTION II

RV Industry

RV Market

TOWABLE RVS (Approximately 82% of Drew's RV Segment net sales)



Travel trailer



Fifth-wheel travel trailer



Travel trailer with expandable ends



Sport utility RV "Toy Hauler"



Folding camping trailer



Truck camper

- 90% of industry 2012 unit sales
- 66% of 2012 wholesale dollar sales, or $7.0 billion
- Retail cost $4,000 to $100,000 per unit. Average about $29,000

MOTORHOMES (Approximately 5% of Drew's RV Segment net sales)



Type A Motorhome



Type B Motorhome



Type C Motorhome

- 10% of industry 2012 unit sales
- 34% of 2012 wholesale dollar sales, or $3.7 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $131,000

Why We are Optimistic

- More economical family vacations
  - Typical RV family vacation is 23 to 59 percent less expensive for a family of four



- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - More active, shorter, "greener", & family oriented vacations



- Positive demographics
  - The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020, 27 percent higher than in 2010
  - One in ten vehicle-owning households between 50 and 64 owns at least one RV

RVs - Industry Wholesale Shipments

Approximately 82% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs



Industry Units
(Industry units in thousands)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
500
400
300
200
100
0
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM 9/13 2013 P 2014 P
257 311 321 370 384 391 353 237 166 242 252 286 313 319 334
72 60 62 73 61 56 55 28 13 25 25 28 35 37 36
51 55 45 43 42 42 36 24 15 18 14 15 15 14 14
157 177 157 254 281 293 262 185 138 199 213 243 263 268 281
RV Share Held by TTs & 5th Wheels
61% 63% 67% 69% 73% 75% 74% 78% 83% 82% 85% 85% 84% 84% 84%

Projections for 2013 and 2014 are the latest published by the RVIA (September 2013).

Recent RV Industry Trends



Units
Travel Trailer and 5th Wheel RVs, Drew's primary RV market
(Units in thousands)
Wholesale
Retail
300
275
250
225
200
175
150
125
100
75
50
25
0
185.1
226.4
138.3
164.3
199.2
186.0
212.9
206.0
242.9
222.9
188.2
190.4
207.9
214.1
2008
2009
2010
2011
2012
Sep YTD '12
Sep YTD '13

	2008	2009	2010	2011	2012	Sep YTD '12	Sep YTD '13
Dealer Inventory Change	(41.3)	(26.0)	13.2	6.9	20.0	(2.2)	(6.2)

September retail sales data for RV's has not been published yet, therefore 2013 retail data for RV's includes an estimate for September 2013 retail units.

Demographics

(RV CONSUMER DEMOGRAPHIC PROFILE – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about 5 years on average.

SECTION III

Our RV Segment

RVs - Industry Wholesale Shipments

(Compared to Drew's Performance)



Industry Units
Approximately 82% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs
Drew's Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
257
49
51
157
$108
311
60
55
177
$171
321
62
45
157
$220
370
73
43
254
$346
384
61
42
281
$448
391
56
42
293
$509
353
55
36
262
$492
237
28
24
185
$368
166
13
15
138
$313
242
25
18
199
$477
252
25
14
213
$571
286
28
15
243
$781
313
35
15
263
$867
319
37
14
268
334
36
14
281
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 9/13
2013 P
2014 P
RV Share Held by TTs & 5th Wheels
61%
63%
67%
69%
73%
75%
74%
78%
83%
82%
85%
85%
84%
84%
84%

(1) Projections for 2013 and 2014 are the latest published by the RVIA (September 2013).

Content Per New Towable RV

- Approximately 82% of RV Segment net sales are for Travel Trailer and Fifth-Wheel RVs
- 100% market share in existing products would yield approximately $5,000 per Towable RV
- Growth in RV "features" drives content increases


2001-2012 average content increase = $185 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,700
$2,719
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 9/13

RV Segment operating profit margin	7.7%	8.4%	10.1%	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.0%

At industry production levels for the 12 months ended September 2013, each $100 increase in content adds approximately $26 million in sales for Drew.

RV Segment Net Sales by Type


LTM 9/13- $867 Million
$88 million 10%
$24 million 3%
$41 million 5%
$714 million 82%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Adjacent Industries


LTM 9/12- $740 Million
$70 million 10%
$17 million 2%
$29 million 4%
$624 million 84%

SECTION IV

Manufactured Housing Industry

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $83 for site-built homes
- Average retail price of $60,600 for a 1,470 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety
- Studies have shown that MHs built since 1995 sustain no more damage in hurricanes than site-built homes



Manufactured Housing – Industry Production


Industry Units
(Industry units in thousands)
Multi-Sections
Single-Section
250
200
150
100
50
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 9/13
193
49
144
168
37
131
131
27
104
131
34
97
147
52
95
117
33
84
96
31
65
83
33
52
50
19
31
50
31
30
52
25
27
55
26
29
58
27
27
MH Share
Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%

There are no industry forecasts for the manufactured housing industry.

MH: Favorable Factors

INDUSTRY:

- Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
  - Availability of financing is still an issue, as is the weak overall housing market

DREW:

- Drew remains profitable in MH Segment: 9.7% operating profit margin for the 12 months ended September 30, 2013

SECTION V

Our Manufactured Housing Segment

Manufactured Housing – Industry Production
(Compared to Drew's Performance)



Industry Units
(Industry units in thousands, net sales in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH net sales
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
193
49
144
$147
168
37
131
$154
131
27
104
$134
131
34
97
$183
147
52
95
$221
117
33
84
$220
96
31
65
$177
83
33
52
$142
50
19
31
$85
50
31
30
$96
52
25
27
$111
55
26
29
$120
58
27
27
$124
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 9/13

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	LTM 9/13
MH Share Held by Multi-Sections	75%	78%	79%	74%	65%	72%	68%	63%	63%	59%	51%	53%	53%

There are no industry forecasts for the manufactured housing industry.

Content Per New Manufactured Home

- 100% market share in existing products would yield approximately $4,500 per home
- Affordability of the homes constrains content growth



$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,429
$1,307
$1,368
$1,493
$1,465
$1,401
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
LTM 9/13

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	LTM 9/13
Sections per home	1.77	1.81	1.83	1.78	1.68	1.76	1.71	1.65	1.65	1.61	1.52	1.54	1.54
MH Segment operating profit margin	9.4%	9.7%	9.2%	8.4%	8.9%	8.1%	5.8%	4.3%	0.5%	8.3%	9.8%	10.3%	9.7%

See Page 17 for Industry Information

MH Segment Net Sales by Type


LTM 9/13- $124 Million
$29 million
23%
$13 million
11%
$82 million
66%
LTM 9/12 - $120 Million
$24 million
20%
$13 million
11%
$83 million
69%
OEM
Aftermarket
Adjacent Industries

SECTION VI

Strategy

Business Strategy

Maximize profitability and return on assets through

- **New product introductions**
- **Market share growth**
- **Operational efficiencies**
- **Diversification to related industries**
- **Strategic acquisitions**

This strategy accomplished through

- Outstanding customer service
- Motivating management through strong profit incentives
- Low cost manufacturing:
  - Optimizing production efficiencies and implementing stringent cost controls
- Working capital management
- R & D efforts
- Disciplined and patient acquisition philosophy

Expanding Our Growth Potential

Opportunities	Est. Total Market
2011 – Newly Developed Line of RV Awnings	$ 150 million
2011 – Aluminum Extrusions	$ 200 million
2011 – Doors and Windows for Truck Caps, Horse Trailers and Buses	$ 100 million
2011 – Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets, as well as Mid-Size and School Buses	$ 400 million
2011 – Sales of Replacement Parts to the RV and Manufactured Housing Aftermarkets	$ 250 million
Total Market	**$ 1.1 billion**

Acquisition Criteria

- Drew is a **disciplined** and **patient** acquirer
- Gain market share or add products from other suppliers through acquisitions
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become an even more extensive supplier to our customers
- Consider acquisitions in adjacent industries, such as components for mid-size buses, school buses and trailers used to haul boats, horses, livestock, equipment and other cargo

New Products and Acquisitions



Acquire TRAIL AIR: Adding RV suspension products
Acquire Coach Step: Adding electric steps for motorhomes
Began production of entry doors for MH
Began production of entry doors for RVs
Introduce RVLOCK remote locking product
Acquire Schwintek: Adding wall-slide mechanism and motorhome leveling devices
Acquire Home-Style: Expanding furniture for RVs in Northwest market
Acquire EA Technologies: Expanding towable RV chassis and slide-out mechanisms
Acquire M&M Fabricators: Expanding chassis customization operation
ACQUIRE Midstates: Adding Tool & Die and automation capabilities
2006
2007
2008
2009
2010
2011
2012
2013
Acquire Happijac: Adding patented bed lifts for RVs
Acquire Extreme Engineering: Expanding specialty trailer product line
Acquire Seating Technology: Adding furniture for RVs in Midwest market
Acquire QuickBite ™: Adding a new innovative coupler
Acquire Level-up ™: Adding leveling system for fifth-wheel RVs
Acquire M-Tec: Adding components for RVs and mobile office units
Acquire Sellers: Adding chassis customization & suspension for motorhomes & transit buses
Acquire Starquest: Adding windows for truck caps, horse trailers and buses
Acquire Amerimax: Additional RV towable entry doors
Introduce RV awnings

New Product History

Product	Year	Estimated Current RV Market Share
Slide-outs	2001	75%
Axles	2004	50%
Entry Doors	2009	70%
Awnings	2012	20%

2010 – 2013 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
Level-Up TM(1)	$ 1.4	$ 1	Six-point leveling system for fifth-wheel RVs
Schwintek(1)	$ 20.0	$ 5	Innovative RV wall slide-out mechanism and motorhome leveling devices
Sellers	$ 0.5	$ 1	Chassis customization & suspension for motorhomes & transit buses
Home-Style(1)	$ 7.3	$ 12	Upholstered furniture and mattresses for towable RVs in the Northwest market
M-Tec(1)	$ 6.0	$ 12	Components for RVs, mobile office units and manufactured homes
EA Technologies	$ 13.5	$ 42	Towable RV chassis and slide-out mechanisms
Starquest(1)	$ 22.6	$ 22	Windows for truck caps, horse trailers and certain types of buses
M&M Fabricators(1)	$ 1.0	$ 3	Chassis modification for transit buses, specialized commercial vehicles, and Class A and Class C motorhome RVs
Amerimax	$ 1.7	$ 6	Entry doors for towable RVs
Midstates	$ 1.5	$ 2	Manufacture of tools and dies, as well as automation equipment
Total	$ 75.5	$ 106	

(1) Plus contingent consideration payable on future sales.

SECTION VII

Operating Results

Operating Results

Three Months Ended September 30,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2012	2013 (1)	Change
Net Sales	$ 226.3	$ 250.9	11%
Operating Profit	$ 14.9	$ 22.8	53%
% of Sales	6.6%	9.1%	
Net Income	$ 9.8	$ 14.8	52%
Diluted EPS	$ 0.43	$ 0.62	44%

Operating Results

Nine Months Ended September 30,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2012	2013 (1)	Change
Net Sales	$ 700.9	$ 790.6	13%
Operating Profit	$ 51.3	$ 62.1	21%
% of Sales	7.3%	7.9%	
Net Income	$ 32.6	$ 39.0	20%
Diluted EPS	$ 1.43	$ 1.65	15%

Results By Segment

FINANCIAL PERFORMANCE

Three Months Ended September 30,

($ in millions)	2012	2013 (1)	Change
Net Sales:			
RV Segment	$ 195.0	$ 218.0	12%
MH Segment	$ 31.4	$ 32.9	5%
Operating Profit:			
RV Segment	$ 11.6	$ 19.2	66%
MH Segment	$ 3.4	$ 3.6	7%
Operating Profit as a Percentage of Net Sales:			
RV Segment	5.9%	8.8%	
MH Segment	10.7%	10.9%	

Results By Segment

Nine Months Ended September 30,

($ in millions)	2012	2013 (1)	Change
Net Sales:			
RV Segment	$ 608.9	$ 695.0	14%
MH Segment	$ 91.9	$ 95.6	4%
Operating Profit:			
RV Segment	$ 40.9	$ 54.1	32%
MH Segment	$ 10.4	$ 9.9	(4%)
Operating Profit as a Percentage of Net Sales:			
RV Segment	6.7%	7.8%	
MH Segment	11.3%	10.4%	

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/10	$ -	$ 44[1]	$ 44[1]	$ 22
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	$ -	$ 10[2]	$ 10[2]	$ 1
09/30/13	$ -	$ 53	$ 53	$ 2

(1) On December 28, 2010, the Company paid a special dividend of $1.50 per share of the Company's Common Stock, or an aggregate of $33 million.

(2) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/10	12/31/11	12/31/12	09/30/13
Total Assets	$ 307	$ 351	$ 374	$ 450
Total Debt	$ -	$ -	$ -	$ -
Cash & Investments	$ 44(3)	$ 7	$ 10(4)	$ 53
Stockholders' Equity	$ 243(3)	$ 277	$ 284(4)	$ 343
RATIOS				
Days Sales in A/R(1)	13 days	17 days	14 days	20 days
Inventory Turns(2)	6.5 turns	6.2 turns	7.8 turns	7.8 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.

(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

(3) After cash dividend of $1.50 per share, or $33 million paid in December 2010.

(4) After cash dividend of $2.00 per share, or $45 million paid in December 2012.

Cash Flow

Significant use of cash items since December 31, 2007	
Acquisitions (15)	$115 million
Capital expenditures	$100 million
Debt reduction	$ 27 million
Special dividends	$ 78 million
Stock repurchases	$ 10 million
Total	**$ 330 million**

Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/08	12/31/09	12/31/10	12/31/11	12/31/12	09/30/13
Return on Equity	6%[2]	2%[3]	11%	11%	13%	14%
Return on Assets	4%[2]	2%[3]	9%	9%	10%	10%
Total Debt to Equity	0.00	0.00	0.00	0.00	0.00	0.00
Total Debt to EBITDA[1]	0.20	0.00	0.00	0.00	0.00	0.00

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 45).
(2) Excludes a goodwill impairment charge of $5.5 million ($3.4 million after tax).
(3) Excludes a goodwill impairment charge of $45.0 million ($29.4 million after tax).

The Future

- Increasing RV content
- RV industry growth
- Demographic tailwind
- Expanding into adjacent industries
- Affordable housing recovery







Stock Price History

- Drew has 23.2 million shares outstanding and a market capitalization of approximately $1.18 billion as of November 7, 2013


60
50
40
30
20
10
0
$5
$8
$14
$18
$28
$26
$27
$44
$12
$6
$21
$21
$23
$32
$51
2001
2002
2003
2004
2005
2006
2007
10/5/07
2008
3/9/09
2009
2010
2011
2012
11/7/13
(December 31, unless noted)

Analyst Coverage

Citi Research
Gregory Badishkanian – (212) 816-2720

CJS Securities
Dan Moore – (914) 287-7600

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thompson Research Group
Kathryn Thompson – (615) 891-6206

Thank you!

For more information contact:

Jason Lippert
Chief Executive Officer
574-535-1125
JasonL@lci1.com

Joseph S. Giordano III
CFO & Treasurer
574-535-1125
joe@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	LTM 9/13
Operating Profit (Loss)	$20.3	$29.2	$34.3	$44.0	$57.7	$55.3	$66.0	$19.9	$(35.6)	$45.2	$48.5	$58.1	$69.0
Depreciation & Amortization	$8.4	$7.3	$7.8	$9.3	$12.0	$15.7	$17.6	$17.1	$18.5	$17.1	$20.5	$25.7	$26.8
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$5.5	$45.0	$ -	$ -	$ -	$ -
EBITDA	$28.7	$36.5	$42.1	$53.3	$69.7	$71.0	$83.5	$42.5	$27.9	$62.5	$69.0	$83.8	$95.8
Capital Expenditures	$8.2	$10.5	$5.1	$27.1	$26.1	$22.3	$8.8	$4.2	$3.1	$10.1	$ 24.3	$32.0	$36.1

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2008	2009	2010	2011	2012	LTM 9/13
Net Sales:						
RV Segment	$ 368.1	$ 312.5	$ 477.2	$ 570.6	$ 780.9	$ 867.0
MH Segment	142.4	85.3	95.6	110.6	120.2	123.9
Total Net Sales	$ 510.5	$ 397.8	$ 572.8	$ 681.2	$ 901.1	$ 990.9
Operating Profit:						
RV Segment	$ 12.3	$ (27.5)	$ 37.3	$ 37.7	$ 47.2	$ 60.3
MH Segment	7.6	(8.1)	8.1	10.8	12.4	12.0
Total Segment Operating Profit	19.9	(35.6)	45.4	48.5	59.6	72.3
Executive succession	-	-	-	-	(1.5)	(3.3)
Total Operating Profit	$ 19.9	$ (35.6)	$ 45.4	$ 48.5	$ 58.1	$ 69.0